096 P2 04/17

SUPPLEMENT DATED APRIL 12, 2017

TO THE PROSPECTUS DATED AUGUST 1, 2016 OF

TEMPLETON FRONTIER MARKETS Fund

(a series of Templeton Global Investment Trust)

The Prospectus is amended as follows:

I.    Effective May 31, 2017, the Templeton Frontier Markets Fund will open to new investors; accordingly, as of May 31, 2017 the first paragraph in the “Fund Summary” section on page 2 is replaced with the following:

The Fund will reopen to new investors on May 31, 2017.  Through May 30, 2017, the Fund is closed to all new investors with the exception of: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of business on June 28, 2013, (2) participants in the Franklin Templeton 401(k) Retirement Plan, (3) funds within Franklin Fund Allocator Series for which the Fund is an approved underlying fund, and (4) participants in any 401(k) plan that is already a shareholder of the Fund.  If you are an existing investor in the Fund through that date, you can continue to invest through exchanges and additional purchases.  Re-registration of accounts held by existing investors, if required for legal transfer or administration reasons, will be allowed.  The Fund reserves the right to modify this policy at any time.

II.    Effective May 31, 2017, the secondary index for the Templeton Frontier Markets Fund will change from the S&P Frontier BMI Index to the MSCI Frontier Emerging Markets Select Countries Capped Index.  The following paragraphs will be added as the third and fourth paragraphs under the heading “Fund Summary – Performance” on page 8:

The MSCI Frontier Emerging Markets Select Countries Capped Index (MSCI FEMI Select Countries Capped), will be the Fund’s secondary index effective on May 31, 2017.  The MSCI FEMI Select Countries Capped was developed by MSCI for the Fund’s investment manager and represents a capped version of the MSCI Frontier Emerging Markets Index (MSCI FEMI).  MSCI applies caps on the exposure of the MSCI FEMI to emerging market and frontier market countries to create the MSCI FEMI Select Countries Capped so that the index reflects predominantly frontier market countries.  The secondary index is included in the table below because the investment manager believes the composition of the MSCI FEMI Select Countries Capped more accurately reflects the Fund’s holdings.

No one index is representative of the Fund’s portfolio.

III.   In addition, the following is added as the last row of the “Fund Summary – Performance – Average Annual Total Returns” table on page 10:

	1 Year	5 Years	Since Inception 10/14/2008
MSCI Frontier Emerging Markets Select Countries Capped Index (index reflects no deduction for fees, expenses or taxes)	-15.51%	0.38%	1.98%

IV.  Effective May 31, 2017, the Fund will open to new investors; accordingly, the first paragraph in the “Fund Details” section on page 12, is replaced with the following:

The Fund will reopen to new investors on May 31, 2017. Through May 30, 2017, the Fund is closed to all new investors with the exception of: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of business on June 28, 2013, (2) participants in the Franklin Templeton 401(k) Retirement Plan, (3) funds within Franklin Fund Allocator Series for which the Fund is an approved underlying fund, and (4) participants in any 401(k) plan that is already a shareholder of the Fund. If you are an existing investor in the Fund through that date, you can continue to invest through exchanges and additional purchases. Re-registration of accounts held by existing investors, if required for legal transfer or administration reasons, will be allowed. The Fund reserves the right to modify this policy at any time.

V.   Effective May 31, 2017, the Fund will open to new investors; accordingly, as of May 31, 2017 the first paragraph in the “Buying Shares” section on page 42, will be replaced with the following:

Because of the nature of securities of frontier market companies, the Fund may periodically close to new investors to ensure orderly investment of cash proceeds in portfolio securities. Through May 30, 2017, the Fund was closed to new investors. Please see the first page of the “Fund Details” section for further information.

Please keep this supplement with your prospectus for reference.